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                                                                   EXHIBIT 21.1

DIRECT SUBSIDIARIES OF THE REGISTRANT

                                  STATE/JURISDICTION OF             NAME UNDER                   PERCENTAGE
         NAME OF                     INCORPORATION/               WHICH BUSINESS                  INTEREST
       SUBSIDIARY                     ORGANIZATION                 IS CONDUCTED                     OWNED

MGV Energy Inc.                         Canada               MGV Energy Inc.                         100

Mercury Michigan, Inc.                 Michigan              Mercury Michigan, Inc.                  100

Beaver Creek Pipeline, L.L.C.          Michigan              Beaver Creek Pipeline, L.L.C.           50*

Cinnabar Energy Services               Michigan              Cinnabar Energy Services                50*
& Trading, LLC                                               & Trading, LLC

Terra Energy Ltd.                      Michigan              Terra Energy Ltd.                       100

GTG Pipeline Corporation               Virginia              GTG Pipeline Corporation                100


INDIRECT SUBSIDIARIES OF THE REGISTRANT

1.  Direct Subsidiaries of Terra Energy Ltd.

                                  STATE/JURISDICTION OF             NAME UNDER                   PERCENTAGE
         NAME OF                     INCORPORATION/               WHICH BUSINESS                  INTEREST
       SUBSIDIARY                     ORGANIZATION                 IS CONDUCTED                     OWNED

Energy Acquisition                     Michigan              Energy Acquisition                      100
Operating Corporation                                        Operating Corporation

Kristen Corporation                    Michigan              Kristen Corporation                     100

Terra Pipeline Company                 Michigan              Terra Pipeline Company                  100


2.  Direct Subsidiaries of Mercury Michigan, Inc.

                                  STATE/JURISDICTION OF             NAME UNDER                   PERCENTAGE
       NAME OF                       INCORPORATION/               WHICH BUSINESS                  INTEREST
      SUBSIDIARY                      ORGANIZATION                 IS CONDUCTED                     OWNED

Beaver Creek                           Michigan              Beaver Creek                           50*
Pipeline, L.L.C.                                             Pipeline, L.L.C.

Cinnabar Energy                        Michigan              Cinnabar Energy                         50*
Services & Trading, LLC                                      Services & Trading, LLC

* 100% of this entity is owned by the Registrant, 50% directly and 50% indirectly through Mercury Michigan, Inc.